Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$2,181	$2,611
Short-term investments	1,362	514
Accounts receivable, net	74	155
Mortgage loans held for sale	61	107
Inventory	23	3,913
Prepaid expenses and other current assets	141	153
Restricted cash	2	227
Total current assets	3,844	7,680
Contract cost assets	27	35
Property and equipment, net	246	215
Right of use assets	133	130
Goodwill	2,374	2,374
Intangible assets, net	153	180
Other assets	6	81
Total assets	$6,783	$10,695
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$16	$17
Accrued expenses and other current liabilities	92	161
Accrued compensation and benefits	61	108
Borrowings under credit facilities	55	2,312
Deferred revenue	52	51
Lease liabilities, current portion	28	24
Securitization term loans	—	1,209
Total current liabilities	304	3,882
Lease liabilities, net of current portion	150	148
Convertible senior notes	1,657	1,319
Other long-term liabilities	5	5
Total liabilities	2,116	5,354
Shareholders’ equity:
Class A common stock	—	—
Class B common stock	—	—
Class C capital stock	—	—
Additional paid-in capital	6,167	7,001
Accumulated other comprehensive income (loss)	(13)	7
Accumulated deficit	(1,487)	(1,667)
Total shareholders’ equity	4,667	5,341
Total liabilities and shareholders’ equity	$6,783	$10,695

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except share data, which are presented in thousands, and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Homes	$505	$777	$4,226	$1,481
IMT	475	476	965	922
Mortgages	29	57	75	125
Total revenue	1,009	1,310	5,266	2,528
Cost of revenue (1):
Homes	478	708	4,015	1,353
IMT	71	43	136	90
Mortgages	17	21	37	40
Total cost of revenue	566	772	4,188	1,483
Gross profit	443	538	1,078	1,045
Operating expenses:
Sales and marketing (1)	182	229	489	426
Technology and development (1)	119	129	233	249
General and administrative (1)	123	114	242	215
Restructuring costs (1)	1	—	39	—
Acquisition-related costs	—	4	—	5
Total operating expenses	425	476	1,003	895
Income from operations	18	62	75	150
Loss on extinguishment of debt	(7)	(1)	(21)	(2)
Other income	12	1	20	3
Interest expense	(9)	(39)	(53)	(79)
Income before income taxes	14	23	21	72
Income tax benefit (expense)	(6)	(13)	3	(10)
Net income	$8	$10	$24	$62
Net income per share:
Basic	$0.03	$0.04	$0.10	$0.25
Diluted	$0.03	$0.04	$0.09	$0.24
Weighted-average shares outstanding:
Basic	243,942	248,152	246,229	245,763
Diluted	245,163	261,496	248,544	260,484
(1) Includes share-based compensation expense as follows:
Cost of revenue	$4	$3	$7	$6
Sales and marketing	14	13	26	23
Technology and development	38	35	67	61
General and administrative	45	37	83	62
Restructuring costs	1	—	10	—
Total	$102	$88	$193	$152
Other Financial Data:
Income (loss) before income taxes:
Homes segment	$(14)	$(59)	$(82)	$(117)
IMT segment	69	134	177	277
Mortgages segment	(38)	(18)	(65)	(20)
Corporate items (2)	(3)	(34)	(9)	(68)
Total income before income taxes	$14	$23	$21	$72
Adjusted EBITDA (3):
Homes segment	$(1)	$(29)	$22	$(62)
IMT segment	186	218	395	427
Mortgages segment	(21)	(6)	(33)	—
Total Adjusted EBITDA	$164	$183	$384	$365
(2) Certain corporate items are not directly attributable to any of our segments, including the loss on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Six Months Ended June 30,
	2022	2021
Operating activities
Net income	$24	$62
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	87	58
Share-based compensation	193	152
Amortization of right of use assets	11	13
Amortization of contract cost assets	16	20
Amortization of debt discount and debt issuance costs	24	50
Loss on extinguishment of debt	21	2
Inventory valuation adjustment	9	—
Other adjustments to reconcile net income to cash provided by (used in) operating activities	(9)	8
Changes in operating assets and liabilities:
Accounts receivable	81	(33)
Mortgage loans held for sale	46	160
Inventory	3,881	(678)
Prepaid expenses and other assets	4	(36)
Contract cost assets	(8)	(17)
Lease liabilities	(8)	(14)
Accounts payable	(1)	2
Accrued expenses and other current liabilities	(69)	81
Accrued compensation and benefits	(47)	8
Deferred revenue	1	5
Other long-term liabilities	(1)	(1)
Net cash provided by (used in) operating activities	4,255	(158)
Investing activities
Proceeds from maturities of investments	160	1,330
Purchases of investments	(1,023)	—
Purchases of property and equipment	(60)	(25)
Purchases of intangible assets	(11)	(10)
Net cash provided by (used in) investing activities	(934)	1,295
Financing activities
Proceeds from issuance of Class C capital stock, net of issuance costs	—	545
Proceeds from borrowings on credit facilities	—	610
Repayments of borrowings on credit facilities	(2,205)	(147)
Net repayments on warehouse line of credit and repurchase agreements	(58)	(146)
Repurchases of Class A common stock and Class C capital stock	(597)	—
Settlement of long-term debt	(1,158)	—
Proceeds from exercise of stock options	42	76
Net cash provided by (used in) financing activities	(3,976)	938
Net increase (decrease) in cash, cash equivalents and restricted cash during period	(655)	2,075
Cash, cash equivalents and restricted cash at beginning of period	2,838	1,779
Cash, cash equivalents and restricted cash at end of period	$2,183	$3,854
Supplemental disclosures of cash flow information
Cash paid for interest	$35	$28
Cash paid for taxes	4	—
Noncash transactions:
Write-off of fully amortized intangible assets	$196	$4
Settlement of beneficial interests in securitizations	79	—
Write-off of fully depreciated property and equipment	33	24
Capitalized share-based compensation	20	9
Recognition of operating right of use assets and lease liabilities	14	—
Property and equipment purchased on account	2	1

Non-GAAP Net Income per Share
Our presentation of non-GAAP net income per share excludes the impact of share-based compensation, restructuring costs, acquisition-related costs, the loss on extinguishment of debt and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income per share as supplemental information to investors, as we believe the exclusion of share-based compensation, restructuring costs, acquisition-related costs, the loss on extinguishment of debt and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income, adjusted, to net income, as reported on a GAAP basis, and the calculation of non-GAAP net income per share - basic and diluted, for each of the periods presented (in millions, except share data, which are presented in thousands, and per share data, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income, as reported	$8	$10	$24	$62
Share-based compensation	101	88	183	152
Restructuring costs	1	—	39	—
Acquisition-related costs	—	4	—	5
Loss on extinguishment of debt	7	1	21	2
Income taxes	6	13	(3)	10
Net income, adjusted	$123	$116	$264	$231
Non-GAAP net income per share:
Basic	$0.51	$0.47	$1.07	$0.94
Diluted	$0.47	$0.44	$0.99	$0.89
Weighted-average shares outstanding:
Basic	243,942	248,152	246,229	245,763
Diluted	270,610	261,496	273,991	260,484
Diluted non-GAAP net income per share for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income per share calculations (in thousands, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Denominator for basic calculation	243,942	248,152	246,229	245,763
Effect of dilutive securities:
Option awards	964	10,472	1,757	11,450
Unvested restricted stock units	257	2,872	558	3,271
Convertible senior notes due in 2024 and 2026	25,447	—	25,447	—
Denominator for dilutive calculation	270,610	261,496	273,991	260,484

Segment Results of Operations
The following tables present our segment results for the periods presented (in millions, unaudited):

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$505	$475	$29	$777	$476	$57
Cost of revenue	478	71	17	708	43	21
Gross profit	27	404	12	69	433	36
Operating expenses:
Sales and marketing	21	143	18	65	137	27
Technology and development	3	105	11	30	90	9
General and administrative	16	87	20	28	68	18
Restructuring costs	1	—	—	—	—	—
Acquisition-related costs	—	—	—	—	4	—
Total operating expenses	41	335	49	123	299	54
Income (loss) from operations	(14)	69	(37)	(54)	134	(18)
Segment other income	7	—	—	—	—	1
Segment interest expense	—	—	(1)	(5)	—	(1)
Loss on extinguishment of debt	(7)	—	—	—	—	—
Income (loss) before income taxes (1)	$(14)	$69	$(38)	$(59)	$134	$(18)

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$4,226	$965	$75	$1,481	$922	$125
Cost of revenue	4,015	136	37	1,353	90	40
Gross profit	211	829	38	128	832	85
Operating expenses:
Sales and marketing	163	285	41	120	254	52
Technology and development	15	197	21	63	169	17
General and administrative	40	164	38	53	127	35
Restructuring costs	31	6	2	—	—	—
Acquisition-related costs	—	—	—	—	5	—
Total operating expenses	249	652	102	236	555	104
Income (loss) from operations	(38)	177	(64)	(108)	277	(19)
Segment other income	13	—	1	—	—	2
Segment interest expense	(36)	—	(2)	(9)	—	(3)
Loss on extinguishment of debt	(21)	—	—	—	—	—
Income (loss) before income taxes (1)	$(82)	$177	$(65)	$(117)	$277	$(20)

(1) The following table presents the reconciliation of total segment income before income taxes to consolidated income before income taxes for the periods presented (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Total segment income before income taxes	$17	$57	$30	$140
Corporate interest expense	(8)	(33)	(15)	(67)
Corporate other income	5	—	6	1
Loss on extinguishment of debt	—	(1)	—	(2)
Consolidated income before income taxes	$14	$23	$21	$72

Certain corporate items are not directly attributable to any of our segments, including the loss on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.

Key Metrics
The following table presents our visits and average monthly unique users for each of the periods presented (in millions):

	Three Months Ended June 30,		2021 to 2022 % Change
	2022	2021
Visits (1)	2,897	2,750	5%
Average monthly unique users (2)	234	229	2%

(1) Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2) Zillow, StreetEasy and HotPads measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

The following table presents loan origination volume by purpose and in total for Zillow Home Loans for the periods presented (in millions):

	Three Months Ended June 30,		2021 to 2022 % Change
	2022	2021
Purchase loan origination volume	$194	$230	(16)%
Refinance loan origination volume	136	658	(79)%
Total loan origination volume	$330	$888	(63)%